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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 6, 1997


                          THE LINCOLN ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)


          Ohio                       0-1402                      34-0359955
(State of incorporation)     (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)

22801 St. Clair Avenue, Cleveland, Ohio                            44117
(Address of principal executive offices)                         (Zip Code)

                                 (216) 481-8100
              (Registrant's telephone number, including area code)
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                          THE LINCOLN ELECTRIC COMPANY


Item 5.  Other Events.
         -------------

On January 6, 1997, the Registrant distributed the press release that is incorporated herein by reference and being filed as an exhibit to the report on this form.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c)  Exhibits

              99.  Press Release from the Company dated January 6, 1997.

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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE LINCOLN ELECTRIC COMPANY


/s/ H. Jay Elliott
---------------------
H. Jay Elliott
Senior Vice President,
Chief Financial Officer and Treasurer

January 6, 1997


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                                EXHIBIT INDEX
                                -------------

Exhibit         Description of Exhibit
-------         ----------------------

99              Press Release from the Company dated January 6, 1997



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